Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2004

SIZELER PROPERTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

MARYLAND	1-09349	72-1082589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2542 Williams Boulevard, Kenner, LA 70062

(Address, including zip code, of Registrant’s Principal Executive Office)

(504) 471-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit 99.1	Press Release dated May 7, 2004

ITEM 12. Results of Operations and Financial Condition.

On May 7, 2004, we issued a press release, which sets forth our results of operations for the three-month period ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2004

SIZELER PROPERTY INVESTORS, INC.

By:	Charles E. Miller, Jr.
Charles E. Miller, Jr.
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 7, 2004